UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2012

Southwest Oil & Gas Income Fund X-A, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	0-18996	75-2310854
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification Number)

6 Desta Drive, Suite 6500, Midland, Texas	79705-5510
(Address of principal executive offices)	(Zip code)

Registrant's Telephone Number, including area code: (432) 682-6324

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

A special meeting of the limited partners of Southwest Oil & Gas Income Fund X-A, L.P., a Delaware limited partnership (the “Partnership”), was held on March 7, 2012, at 10:00 a.m., local time, at the ClayDesta Conference Center, Six Desta Drive, Suite 6550, Midland, Texas  79705.  At the special meeting, the limited partners of the Partnership approved an agreement and plan of merger dated as of October 28, 2011 (the “Merger Agreement”), by and between Southwest Royalties, Inc., a Delaware corporation (“SWR”), and the Partnership, pursuant to which the Partnership will merge into SWR, with SWR being the surviving corporation in the merger (the “Merger”).

As of January 12, 2012, the record date for the special meeting, 10,484 units representing limited partnership interests of the Partnership (the “Units”) were entitled to vote at the special meeting, of which 5,875, or approximately 56%, of the Units were represented in person or by proxy.

Pursuant to the Merger Agreement, approval of the Merger Agreement required that (1) the limited partners of the Partnership who own more than 50 percent of the Units owned by all limited partners vote their Units to approve the Merger agreement, the Merger and the transactions contemplated by the Merger Agreement and (2) the limited partners of the Partnership, other than SWR (the “Unaffiliated Investors”), who own more than 50 percent of the Units owned by all Unaffiliated Investors present in person or by proxy at the special meeting vote their Units to approve the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement.

The results of the vote of limited partners of the Partnership described in clause (1) above are as follows:

For	Against	Abstain
5,596	86	193

The results of the vote of the Unaffiliated Investors described in clause (2) above are as follows:

For	Against	Abstain
4,763	86	193

In connection with the special meeting, SWR also solicited proxies with respect to a proposal to adjourn or postpone the special meeting to a later date, if necessary or appropriate, including an adjournment or postponement to solicit additional proxies if, at the special meeting, the number of Units present or represented by proxy and voting in favor of the approval of the Merger Agreement was insufficient to approve the Merger Agreement.  The adjournment proposal, which was unnecessary in light of the approval of the Merger Agreement as indicated above, was not submitted to the limited partners of the Partnership at the special meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southwest Oil & Gas Income Fund X-A, L.P.

		By:	Southwest Royalties, Inc.
		Name:	General Partner

Date:	March 9, 2012	By:	/s/ Michael L. Pollard
		Name:	Michael L. Pollard
		Title:	Senior Vice President